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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2004

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

           Oregon                        1-04837                93-09343990
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

                                   -----------

         14200 SW Karl Braun Drive,
             Beaverton, Oregon                                      97077
  (Address of principal executive offices)                       (Zip Code)

                                   -----------

       Registrant's telephone number, including area code: (503) 627-7111

                                    No Change
         (Former name or former address, if changed since last report.)
                                   -----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 16, 2004 Tektronix, Inc. reported its results of operations for the first fiscal quarter ended August 28, 2004. A copy of the press release issued by Tektronix announcing the results of operations referred to above is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Tektronix, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.   Description
-----------   -----------
    99.1      Press release of Tektronix, Inc. dated September 16, 2004, announcing financial results for the first quarter ended
              August 28, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 16, 2004

                                             TEKTRONIX, INC.


                                             By: /s/ COLIN L. SLADE
                                                 -------------------------------
                                                 Colin L. Slade
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------
  99.1    Press release of Tektronix, Inc. dated September 16, 2004, announcing financial results for the first quarter ended
          August 28, 2004.